As filed with the Securities and Exchange Commission on August 1, 2018
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22770
NEUBERGER BERMAN MLP INCOME FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman MLP Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104-0002
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: November 30
Date of reporting period: May 31, 2018
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman MLP Income Fund Inc.

Semi-Annual Report

May 31, 2018

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	7

FINANCIAL STATEMENTS	10

FINANCIAL HIGHLIGHTS/PER SHARE DATA	20

Distribution Reinvestment Plan	22
Directory	25
Proxy Voting Policies and Procedures	26
Quarterly Portfolio Schedule	26
Privacy Notice	Located after the Fund’s Report

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present the semi-annual report for Neuberger Berman MLP Income Fund Inc. (the Fund), covering the six months ended May 31, 2018. It includes portfolio commentary, a listing of the Fund’s investments, and its unaudited financial statements for the reporting period.

The Fund seeks to provide total return with an emphasis on cash distributions by investing in master limited partnerships (MLPs) or entities holding primarily general or limited partner interests in MLPs. The Fund’s investments in MLPs emphasize companies that the portfolio managers believe have growth potential and operate in the midstream natural resources sector. The Fund seeks out holdings of issuers that are primarily engaged in activities such as the transportation, storage, gathering and processing of natural resources, with a preference for natural gas and natural gas liquids-oriented companies.

The Fund remains focused on the midstream MLPs sector, which provides the infrastructure to transport oil and natural gas from areas of production to markets. Our management team remains especially bullish regarding the growing appetite for natural gas and natural gas liquids, and the midstream MLPs businesses that act as conduits between supply and demand.

During the reporting period, the Fund’s leverage remained stable at $161 million (approximately 22.5% of total assets at period end) and added to the Fund’s NAV total return. Roughly 62.1% of the Fund’s leverage ($100 million) is issued through fixed-rate notes and thus helped to insulate a portion of the Fund’s leverage costs from the impact of rising interest rates.

We remain confident in the Fund’s potential to produce strong returns over the long-term as a result of its focus on high-quality midstream companies that we believe will benefit from continued increased energy production in the U.S.

In our opinion, superior stock selection will only grow in importance in the years ahead.

Thank you for your confidence in the Fund.

Sincerely,

Joseph V. Amato

President and CEO
Neuberger Berman MLP Income Fund Inc.

1

Neuberger Berman MLP Income Fund Inc.
Portfolio Commentary

Neuberger Berman MLP Income Fund Inc. produced a 10.16% total return on a net asset value (NAV) basis for the six months ended May 31, 2018, outperforming its benchmark, the Alerian MLP Index (the Index), which posted a 5.71% total return for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) contributed to performance.

The period of Master Limited Partnerships (MLPs) restructurings to strengthen balance sheets and improve cash flow via distribution cuts and combining General Partnerships (GPs) with Limited Partnerships (LPs) appears to have largely run its course. Investor confidence in the stability of distributions has manifested into higher stock prices. During this time, MLPs have also benefited from infrastructure projects being placed into service and a favorable macroeconomic backdrop. Specifically, oil prices continued to increase, forecasts for global energy consumption have been revised higher, and U.S. energy exports continued to gain momentum. Just a few years ago, the U.S. banned exports of crude oil; it is now exporting close to 20% of its oil production. Within this generally favorable environment for MLPs, the Fund outperformed its benchmark, driven by a concentrated portfolio focused on midstream, natural gas, and growth-oriented companies with strong balance sheets and effective management. The Fund’s holdings of C-corporations and renewable energy companies also contributed to its solid outperformance.

Much of the volatility during this time was driven by what we believed to be an overreaction to the Federal Energy Regulatory Commission’s (FERC) revision of its policy regarding the favorable treatment of income taxes for determining rates on interstate pipelines owned by MLPs. The FERC historically permitted interstate pipelines owned by MLPs to include income taxes as an expense that could be recovered in rates charged to their customers. After a period of review, this policy has been reversed. While the negative market reaction was swift and significant, the market also appeared to recover quickly as investors recognized that the potential impact would be limited to only a select few MLPs.

Despite the recent uptick in MLPs stock performance, the fact that the U.S. has become a global energy powerhouse still appears to be underappreciated. The U.S. is producing record amounts of hydrocarbons such as crude oil, natural gas, and natural gas liquids. The Energy Industry Association is projecting growth in natural gas and oil production of approximately 10% and 15%, respectively, in 2018 to record levels. Liquefied natural gas exports are expanding rapidly and should represent more than 6% of U.S. production in 2019; up from about 3.7% in 2018, 2.5% in 2017, and less than 1% in 2016. In our opinion, we are in the early stages of the U.S. becoming a major power in energy exports. We believe that the midstream MLP sector is well positioned to capitalize on investing in the build-out of much needed infrastructure to meet the accelerating global demand for U.S. energy products.

As witnessed over the past few years, stock selection within the MLPs space matters, and we believe that there will be greater dispersion in stock performance going forward. We believe that today’s investors are seeking more clarity and confidence in distribution levels and a business model that is less reliant on equity issuance. Metrics like lower leverage and higher distribution coverage are important as they allow management teams to pursue growth and return cash to shareholders via distributions and potential unit buybacks. In our opinion, large and geographically diverse companies with strong balance sheets are in the best position to take advantage of the growing opportunities for U.S. oil and gas production, consumption, and exports. With a strong fundamental outlook, we believe investor confidence in MLPs will continue to rise and high-quality companies will separate themselves further from the pack.

Sincerely,

Douglas Rachlin
Lead Portfolio Manager

Yves C. Siegel
Portfolio Manager

Paolo Frattaroli
Portfolio Manager

2

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

3

TICKER SYMBOL
MLP Income Fund Inc.	NML

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Investments*)
Master Limited Partnerships and
Related Companies	99.7%
Short-Term Investment	0.3
Total	100.0%
*	Does not include the impact of the Fund’s open positions in derivatives, if any.
PERFORMANCE HIGHLIGHTS
		Six Month	Average Annual Total Return
	Inception	Period Ended	Ended 05/31/2018
	Date*	05/31/2018	1 Year	5 Year	Life of Fund
At NAV[1]	03/25/2013	10.16%	1.28%	-5.38%	-5.09%
At Market Price[2]	03/25/2013	11.10%	2.31%	-7.56%	-7.31%
Index
Alerian MLP Index[3]		5.71%	-3.71%	-3.20%	-3.04%
*	Date of initial public offering. The Fund commenced operations on March 28, 2013.

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

4

Endnotes

1	Returns based on the NAV of the Fund.
2	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.
3	Please see “Description of Index” on page 6 for a description of the index.

For more complete information on Neuberger Berman MLP Income Fund Inc., call Neuberger Berman Investment Advisers LLC (“Management”) at (800) 877-9700, or visit our website at www.nb.com.

5

Description of Index

Alerian MLP Index:	The index is a capped, float-adjusted, capitalization-weighted index that measures the performance of energy Master Limited Partnerships (MLPs). The index’s constituents represent approximately 85% of total float-adjusted market capitalization. Effective after market close on September 29, 2017, individual constituents were capped at a 10% weight.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund invests in securities not included in the above described index and generally does not invest in all securities included in the described index.

6

Schedule of Investments MLP Income Fund Inc. (Unaudited) May 31, 2018

NUMBER OF SHARES		VALUE

Master Limited Partnerships and Related Companies 129.0%

Coal & Consumable Fuels 9.0%
1,764,000	Alliance Holdings GP, L.P.	$50,044,680	(a)

Leisure Facilities 8.0%
663,298	Cedar Fair L.P.	44,096,051	(a)

Oil & Gas Storage & Transportation 102.4%
486,000	American Midstream Partners LP	5,127,300	(a)
460,000	Antero Midstream GP LP	8,855,000	(a)
818,038	Antero Midstream Partners LP	24,745,650	(a)
50,000	Antero Resources Corp.	955,500	*(a)
180,000	DCP Midstream Partners, LP	7,543,800	(a)
663,684	Dominion Midstream Partners, LP	8,495,155	(a)
44,000	Dominion Energy, Inc.	2,824,360	(a)
5,240,320	Energy Transfer Equity, L.P.	90,552,730	(a)
240,091	Energy Transfer Equity, L.P.	3,860,161	(b)
2,550,000	Energy Transfer Partners, L.P.	48,424,500	(a)
1,960,000	Enterprise Products Partners L.P.	56,644,000	(a)
560,837	EQT GP Holdings LP	13,897,541	(a)
846,000	EQT Midstream Partners, LP	47,232,180	(a)
216,000	NRG Yield, Inc. - Class C	3,780,000	(a)
316,000	MPLX LP	11,347,560	(a)
150,000	NuStar Energy L.P.	3,666,000	(a)
1,116,000	NuStar GP Holdings, LLC	15,233,400	(a)
836,000	ONEOK, Inc.	56,981,760	(a)
16,000	Rice Midstream Partners LP	295,520	(a)
64,000	Sempra Energy	6,817,920	(a)
120,000	Spectra Energy Partners, LP	3,616,800	(a)
676,000	Targa Resources Corp.	32,873,880	(a)
207,740	Teekay LNG Partners L.P.	3,593,902	(a)
2,076,000	Western Gas Equity Partners, LP	76,189,200	(a)
450,000	Western Gas Partners, LP	23,251,500	(a)
336,000	Williams Cos., Inc.	9,024,960	(a)
		565,830,279

Propane 0.3%
40,000	AmeriGas Partners, L.P.	1,654,800	(a)

Utilities 9.3%
1,146,000	NextEra Energy Partners LP	51,524,160	(a)

Total Master Limited Partnerships and Related Companies (Cost $628,956,455)		713,149,970

See Notes to Financial Statements	7

Schedule of Investments MLP Income Fund Inc. (Unaudited) (cont’d)

	NUMBER OF SHARES	VALUE

	Short-Term Investments 0.4%

	Investment Companies 0.4%
1,916,396	Invesco STIT Treasury Portfolio Money Market Fund Institutional Class, 1.64%(c)	$1,916,396
	(Cost $1,916,396)
	Total Investments 129.4% (Cost $630,872,851)	715,066,366
	Liabilities Less Other Assets (29.4%)	(162,313,289)
	Net Assets Applicable to Common Stockholders 100.0%	$552,753,077

*	Non-income producing security.
(a)	All or a portion of this security is pledged with the custodian in connection with the Fund’s loans payable outstanding.
(b)	These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale. At May 31, 2018, these securities amounted to $3,860,161, which represents 0.7% of net assets applicable to common stockholders of the Fund.

Fair Value
			Acquisition Cost		Percentage of Net
			Percentage of Net		Assets Applicable
			Assets Applicable		to Common
			to Common	Value as of	Stockholders as
Restricted Security	Acquisition Date	Acquisition Cost	Stockholders	5/31/2018	of 5/31/2018
Energy Transfer Equity, L.P.	5/21/2018	$1,574,997	0.3%	$3,860,161	0.7%

(c)	Represents 7-day effective yield as of May 31, 2018.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of May 31, 2018:

Asset Valuation Inputs
Investments:	Level 1	Level 2	Level 3(a)	Total
Master Limited Partnerships and Related Companies
Coal & Consumable Fuels	$50,044,680	$—	$—	$50,044,680
Leisure Facilities	44,096,051	—	—	44,096,051
Oil & Gas Storage & Transportation	561,970,118	3,860,161	—	565,830,279
Propane	1,654,800	—	—	1,654,800
Utilities	51,524,160	—	—	51,524,160
Total Master Limited Partnerships and Related Companies	709,289,809	3,860,161	—	713,149,970
Short-Term Investments	—	1,916,396	—	1,916,396
Total Investments	$709,289,809	$5,776,557	$—	$715,066,366

See Notes to Financial Statements	8

Schedule of Investments MLP Income Fund Inc. (Unaudited) (cont’d)

(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

										Net change
										in unrealized
										appreciation/
				Change in						(depreciation)
	Beginning	Accrued	Realized	unrealized			Transfers	Transfers	Balance,	from investments
	balance,	discounts/	gain/	appreciation/			in to	out of	as of	still held as of
	as of 12/1/2017	(premiums)	(loss)	(depreciation)	Purchases	Sales	Level 3	Level 3	5/31/2018	5/31/2018
Investments in
Securities:
Master Limited
Partnerships
and Related
Companies
Oil & Gas
Storage &
Transportation	$68,930,719	$—	$—	$—	$—	$—	$—	$(68,930,719)	$—	$—
Convertible
Preferred Stocks
Oil & Gas
Storage &
Transportation	17,527,056	—	—	—	—	—	—	(17,527,056)	—	—
Total	$86,457,775	$—	$—	$—	$—	$—	$—	$(86,457,775)	$—	$—

As of the six months ended May 31, 2018, certain securities were transferred from one level (as of November 30, 2017) to another. Based on beginning of period market values as of December 1, 2017, $86,457,775 was transferred out of Level 3 due to the expiration of the Fund’s participation in a private placement offer in which the Fund agreed to restrict certain common shares in exchange for additional shares of restricted convertible preferred units.

See Notes to Financial Statements	9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

MLP INCOME
FUND INC.
Assets	May 31, 2018
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$715,066,366
Dividends and interest receivable	108,690
Total Assets	715,175,056
Liabilities
Loans payable (Note A)	161,000,000
Distributions payable—common stock	133,393
Payable to investment manager (Note B)	441,704
Payable to administrator (Note B)	147,235
Payable to directors	7,768
Interest payable (Note A)	16,056
Accrued expenses and other payables	675,823
Total Liabilities	162,421,979
Net Assets applicable to Common Stockholders	$552,753,077
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$789,992,008
Accumulated net investment income (loss), net of income taxes	(18,075,046)
Accumulated net realized gains (losses) on investments, net of income taxes	(260,409,220)
Net unrealized appreciation (depreciation) in value of investments, net of income taxes	41,245,335
Net Assets applicable to Common Stockholders	$552,753,077
Shares of Common Stock Outstanding ($.0001 par value; 1,000,000,000 shares authorized)	56,658,928
Net Asset Value Per Share of Common Stock Outstanding	$9.76

* Cost of Investments
(a) Unaffiliated issuers	$630,872,851

See Notes to Financial Statements	10

Statement of Operations (Unaudited)

Neuberger Berman

MLP INCOME
FUND INC.
For the
Six Months
Ended
May 31, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$22,415,218
Payment-in-kind income—unaffiliated issuers	1,575,000
Return of capital on dividends from master limited partnerships and related companies	(22,189,837)
Net dividend income—unaffiliated issuers	1,800,381
Interest income—unaffiliated issuers	53,930
Total income	$1,854,311
Expenses:
Investment management fees (Note B)	2,595,946
Administration fees (Note B)	865,315
Audit fees	87,311
Custodian and accounting fees	119,805
Insurance expense	14,120
Legal fees	104,225
Stock exchange listing fees	8,401
Stockholder reports	48,939
Stock transfer agent fees	10,073
Interest expense (Note A)	2,828,348
Directors' fees and expenses	22,055
Franchise and income tax expense	69,837
Miscellaneous	12,748
Total expenses	6,787,123
Net investment income (loss)	$(4,932,812)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Transactions in investment securities of unaffiliated issuers	22,135,497
Change in net unrealized appreciation (depreciation) in value of:
Investment securities of unaffiliated issuers	33,560,372
Net gain (loss) on investments	55,695,869
Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$50,763,057

See Notes to Financial Statements	11

Statements of Changes in Net Assets

Neuberger Berman

	MLP INCOME FUND INC.
	Six Months
	Ended
	May 31, 2018	Year Ended
	(Unaudited)	November 30, 2017
Increase (Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income (loss)	$(4,932,812)	$(10,623,978)
Net realized gain (loss) on investments	22,135,497	2,236,501
Change in net unrealized appreciation (depreciation) of investments	33,560,372	(5,527,153)
Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	50,763,057	(13,914,630)
Distributions to Common Stockholders From (Note A):
Tax return of capital	(18,697,446)	(37,394,886)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders	32,065,611	(51,309,516)
Net Assets Applicable to Common Stockholders:
Beginning of period	520,687,466	571,996,982
End of period	$552,753,077	$520,687,466
Accumulated net investment income (loss), net of income taxes, at end of period	$(18,075,046)	$(13,142,234)

See Notes to Financial Statements	12

Statement of Cash Flows (Unaudited)

Neuberger Berman

MLP INCOME
FUND INC.
For the
Six Months
Ended
May 31, 2018
Increase (Decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders resulting from operations	$50,763,057
Adjustments to reconcile net increase in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(142,204,389)
Proceeds from disposition of investment securities	123,836,659
Purchase/sale of short-term investment securities, net	16,127,257
Increase in dividends and interest receivable	(98,975)
Decrease in receivable for securities sold	5,987,139
Decrease in prepaid expenses and other assets	11,610
Decrease in payable for securities purchased	(2,358,004)
Increase in payable to investment manager	15,787
Increase in payable to administrator	5,263
Increase in payable to directors	379
Increase in interest payable	5,290
Increase in accrued expenses and other payables	117,792
Return of capital on dividends	22,189,837
Unrealized depreciation on securities	(33,560,372)
Net realized gain (loss) from investments	(22,135,497)
Net cash provided by (used in) operating activities	$18,702,833
Cash flows from financing activities:
Cash distributions paid on common stock	(18,702,833)
Net cash provided by (used in) financing activities	$(18,702,833)
Net increase (decrease) in cash	—
Cash:
Beginning balance	—
Ending balance	$—
Supplemental disclosure:
Cash paid for interest	$2,823,058
Payment-in-kind income	$1,575,000

See Notes to Financial Statements	13

Notes to Financial Statements Neuberger Berman MLP Income Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1

General: Neuberger Berman MLP Income Fund Inc. (the “Fund”) was organized as a Maryland corporation on November 16, 2012 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s Board of Directors (the “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2

Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

● Level 1 – quoted prices in active markets for identical investments

● Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

● Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities (including master limited partnerships), for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

14

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships or limited liability companies that have economic characteristics substantially similar to master limited partnerships (collectively, “MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. For the six months ended May 31, 2018, the Fund estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations to be approximately 0.7% as income and approximately 99.3% as return of capital.

Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4

Income tax information: The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 21%.

At May 31, 2018, the cost for all long security positions on a U.S. federal income tax basis was $507,829,803. Gross unrealized appreciation of long security positions was $231,388,770 and gross unrealized depreciation of long security positions was $24,152,207 resulting in net unrealized appreciation of $207,236,563 based on cost for U.S. federal income tax purposes.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income or loss in computing its own taxable income or loss. The Fund’s income tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

15

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2018, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$45,214,798
Capital loss carryforwards	63,906,565
Total deferred tax asset, before valuation allowance	109,121,363
Valuation allowance	(58,311,322)
Net deferred tax asset, after valuation allowance	50,810,041
Deferred tax liabilities:
Unrealized gains on investment securities	50,810,041
Total net deferred tax asset	$—

At May 31, 2018, a valuation allowance on deferred tax assets was deemed necessary because Management does not believe that it is more likely than not that the Fund will be able to recognize its deferred tax assets through future taxable income. The impact of any adjustments to the Fund’s estimates of future taxable income will be made in the same period that such determination is made. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2018, the Fund had no uncertain tax positions.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 22.19% to net investment loss and net realized and unrealized gains on investments for the six months ended May 31, 2018, as follows:

Application of statutory income tax rate	$10,660,242
State income tax benefit, net of federal tax benefit	1,169,759
Tax benefit on permanent items	(361,111)
Change in AMT credit carryforward due to tax reform	616,019
Change in federal/state tax rate due to tax reform	42,890,895
Valuation allowance	(54,975,804)
Total income tax benefit	$—

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

Net operating loss carryforwards and capital loss carryforwards are available to offset future taxable income. The Fund has the following net operating loss carryforwards and capital loss carryforwards amounts:

Fiscal Period Ended	Net Operating Loss Carryforwards	Expiration
November 30, 2014	$89,632,265	November 30, 2034
November 30, 2016	35,502,250	November 30, 2036
November 30, 2017	39,290,305	November 30, 2037
November 30, 2018	31,336,388	November 30, 2038
	$195,761,208

Fiscal Period Ended	Capital Loss Carryforwards	Expiration
November 30, 2015	$12,333,876	November 30, 2020
November 30, 2016	261,892,019	November 30, 2021
	$274,225,895

16

5

Distributions to common stockholders: It is the policy of the Fund to declare quarterly and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund currently intends to pay distributions out of its distributable cash flow, which generally consists of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Distributions to common stockholders relating to in-kind dividends or distributions received by the Fund on its investments will be paid in cash or additional shares of common stock. There is no assurance that the Fund will always be able to pay distributions of a particular size. The composition of the Fund’s distributions for the calendar year 2018 will be reported to Fund stockholders on IRS Form 1099DIV. Distributions to common stockholders are recorded on the ex-date.

The Fund invests a significant portion of its assets in MLPs. The distributions the Fund receives from MLPs are generally composed of income and/or return of capital, but the MLPs do not report this information to the Fund until the following calendar year. At May 31, 2018, the Fund estimated these amounts within the financial statements since the information is not available from the MLPs until after the Fund’s fiscal year-end. For the six months ended May 31, 2018, the character of distributions paid to stockholders disclosed within the Statement of Changes in Net Assets is based on estimates made at that time. All estimates are based upon MLP information sources available to the Fund. Based on past experience with MLPs, it is likely that a portion of the Fund’s distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, the Fund learns the nature of the distributions paid by MLPs during the previous year. After all applicable MLPs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after fiscal year-end and reported to Fund stockholders on IRS Form 1099DIV.

On March 29, 2018, the Fund declared a monthly distribution to common stockholders in the amount of $0.055 per share payable on June 29, 2018 to common stockholders of record on June 15, 2018 with an ex-date of June 14, 2018. Subsequent to May 31, 2018, the Fund declared three monthly distributions to common stockholders in the amount of $0.055 per share per month, payable on July 31, 2018, August 31, 2018 and September 28, 2018, to common stockholders of record on July 16, 2018, August 15, 2018 and September 17, 2018, respectively, with ex-dates of July 13, 2018, August 14, 2018 and September 14, 2018, respectively.

6

Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

7

Financial leverage: In July 2013, the Fund entered into a $500 million secured, committed, margin facility (the “Old Facility”) with Merrill Lynch Professional Clearing Corp. that had a 270-day rolling term that reset daily. Under the Old Facility, interest was charged on LIBOR loans at an adjusted LIBOR rate and was payable on the last day of each interest period. On April 14, 2015, the Fund terminated the Old Facility and entered into a $500 million secured, committed, leverage facility (the “New Facility”) with Société Générale, consisting of $300 million in committed floating-rate debt financing and $200 million in committed fixed-rate debt financing.

17

On January 15, 2016, the Fund entered into an amendment to the credit agreement underlying the New Facility (the “January Amendment”). The January Amendment waived prior compliance with, and amended certain terms relating to, the Fund’s levels of net assets and the covenant relating to distributions; amended certain other terms relating to margin requirements; and reduced the amount of permitted leverage. On March 31, 2016, the Fund entered into an additional amendment to the credit agreement underlying the New Facility (the “March Amendment”). The March Amendment decreased the lender’s total commitment from $500 million to $200 million, bringing the amount of available debt financing in line with the Fund’s then-current asset level, and amended the terms of the commitment fees and duration of the floating-rate revolving portion of the New Facility. The Fund paid $4,203,658 in breakage expenses/penalty fees in connection with reducing the principal amount of its fixed-rate loans. The Fund now has access to committed financing of up to $100 million in floating-rate debt and $100 million in fixed-rate debt, consisting of a $50 million loan due April 14, 2020 and $50 million loan due April 14, 2022. Under the New Facility, interest is charged on floating-rate loans based on an adjusted LIBOR rate and is payable on the last day of each interest period. Interest is charged on the two fixed rate loans at 3.28% and 3.64%, respectively, and interest is payable on the last day of each interest period.

The Fund is required to pay a commitment fee under the New Facility if the level of debt outstanding falls below a certain percentage. During the reporting period, the Fund was required to pay this commitment fee. The commitment fee is included in the Interest expense line item that is reflected in the Statement of Operations. Under the terms of the New Facility, the Fund is also required to satisfy certain collateral requirements and maintain a certain level of net assets.

For the period from December 1, 2017 through May 31, 2018, the average principal balance and interest rate was approximately $161 million and 3.39%, respectively. At May 31, 2018, the principal balance outstanding under the New Facility was $161 million.

8

Concentration of risk: Under normal market conditions, the Fund will concentrate in MLPs, many of which operate in the natural resources industry. The natural resources industry includes companies involved in: exploration and production, refining and marketing, coal and metals mining, oilfield service, drilling, integrated natural gas midstream services, transportation and storage, shipping, electricity generation, distribution, development, gathering, processing and renewable resources. The focus of the Fund’s portfolio on a specific group of largely interrelated sectors may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the natural resources industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry.

9

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

18

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.75% of its average weekly Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average weekly Managed Assets under this agreement. Additionally, Management retains US Bancorp Fund Services, LLC (“USBFS”) as its sub-administrator under a Sub-Administration Agreement. Management pays USBFS a fee for all services received under the Sub-Administration Agreement.

Note C—Securities Transactions:

During the six months ended May 31, 2018, there were purchase and sale transactions of long-term securities of $140,629,389 and $123,836,659, respectively.

During the six months ended May 31, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Recent Accounting Pronouncements:

On August 26, 2016, FASB issued a new ASU No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The types of transactions addressed in ASU 2016-15 are debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance, distributions received from equity method investees, and beneficial interests in securitization transactions. The amendments also clarify how the predominance principle should be applied. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued a new ASU No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows show the changes during the period in the total of cash, cash equivalents, restricted cash and restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this guidance.

Note E—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

MLP Income Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “—” indicates that the line item was not applicable in the corresponding period.

							Period from
	Six Months Ended						March 28, 2013*
	May 31, 2018		Year Ended November 30,				through
	(Unaudited)		2017	2016	2015	2014	November 30, 2013
Common Stock Net Asset Value,
Beginning of Period	$9.19		$10.10	$11.20	$20.68	$19.71	$19.10
Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income (Loss)¢	(0.09)		(0.19)	(0.24)	(0.08)	0.33	(0.06)
Net Gains or Losses on Securities
(both realized and unrealized)	0.99		(0.06)	(0.00)	(8.14)	1.90	1.45
Total From Investment Operations
Applicable to Common Stockholders	0.90		(0.25)	(0.24)	(8.22)	2.23	1.39

Less Distributions to Common
Stockholders From:
Net Investment Income	—		—	—	—	—	—
Tax Return of Capital	(0.33)		(0.66)	(0.86)	(1.26)	(1.26)	(0.74)
Total Distributions to
Common Stockholders	(0.33)		(0.66)	(0.86)	(1.26)	(1.26)	(0.74)
Less Capital Charges:
Issuance of Common Stock	—		—	—	—	—	(0.04)
Common Stock Net Asset Value,
End of Period	$9.76		$9.19	$10.10	$11.20	$20.68	$19.71
Common Stock Market Value,
End of Period	$9.04		$8.44	$9.33	$10.59	$18.99	$18.18
Total Return, Common Stock Net Asset Value†	10.16	%@@	(2.62)%	0.77%	(41.24)%	11.89%	7.27	%@@
Total Return, Common Stock Market Value†	11.10	%@@	(3.19)%	(1.55)%	(39.49)%	11.39%	(5.51	)%@@

Supplemental Data/Ratios
Net Assets Applicable to Common
Stockholders, End of Period (in millions)	$552.8		$520.7	$572.0	$633.2	$1,168.8	$1,114.0
Ratios are Calculated Using Average
Net Assets Applicable to Common
Stockholders
Ratio of Expenses Including Deferred Income
Tax (Benefit) Expense#	2.56	%@	2.29%	3.86%	(9.75)%	7.81%	5.65	%@
Ratio of Expenses Excluding Deferred Income
Tax (Benefit) Expense	2.56	%@	2.29%	3.86%	2.38%	1.77%	1.43	%@
Ratio of Net Investment Income (Loss) Including
Deferred Income Tax Benefit (Expense)#	(1.86	)%@	(1.79)%	(2.80)%	10.99%	(7.24)%	(5.09	)%@
Ratio of Net Investment Income (Loss) Excluding
Deferred Income Tax Benefit (Expense)	(1.86	)%@	(1.79)%	(2.80)%	(1.13)%	(1.20)%	(0.87	)%@
Portfolio Turnover Rate	18	%@@	15%	49%	43%	10%	0	%@@
Loans Payable (in millions)	$161.0		$161.0	$142.5	$325.0	$410.0	$405.0
Asset Coverage Per $1,000 of
Loans Payable, End of PeriodØ	$4,433		$4,234	$5,014	$2,948	$3,851	$3,751

See Notes to Financial Highlights	20

Notes to Financial Highlights MLP Income Fund Inc. (Unaudited)

*	Commencement of operations.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock when sold may be worth more or less than original cost.

#	For the six months ended May 31, 2018, and for the years ended November 30, 2017, November 30, 2016, and November 30, 2015, the Fund accrued $0, $0, $0 and $117,348,831, respectively, for net deferred income tax benefit. For the year ended November 30, 2014, the Fund accrued $72,009,636 for net deferred income tax expense. For the period from March 28, 2013 through November 30, 2013, the Fund accrued $45,339,195 for net deferred income tax expense, which is included in this ratio on a non-annualized basis.

¢	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

@	Annualized.

@@	Not annualized.

Ø	Calculated by subtracting the Fund’s total liabilities (excluding loans payable and accumulated unpaid interest on loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

21

Distribution Reinvestment Plan

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and other distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as its then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or other distribution after the account is opened.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and other distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on its Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Fund may, but is not required to, issue new Shares. If the Fund does not issue new Shares, and the net asset value per Share exceeds the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, then the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-distribution” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

22

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for its account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate its account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of its account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and other distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and other distributions payable on Shares held in its name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

23

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

24

Directory

Investment Manager and Administrator Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0002 877.461.1899 or 212.476.8800	Plan Agent American Stock Transfer & Trust Company, LLC Plan Administration Department P.O. Box 922 Wall Street Station New York, NY 10269-0560

Custodian U.S. Bank, National Association 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212	Overnight correspondence should be sent to: American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Transfer Agent American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006-1600 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

25

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission’s website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

26

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◼Social Security number and account balances
◼income and transaction history
◼credit history and credit scores

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800.223.6448

This is not part of the Fund’s stockholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.

What we do
How does Neuberger Berman protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?

We collect your personal information, for example, when you

◼open an account or provide account information
◼seek advice about your investments or give us your income information
◼give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◼sharing for affiliates’ everyday business purposes—information about your creditworthiness
◼affiliates from using your information to market to you
◼sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◼Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◼Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◼Neuberger Berman doesn’t jointly market.

This is not part of the Fund’s stockholder report.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

 N0131 07/18

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman MLP Income Fund Inc. (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
Not applicable to semi-annual reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Not applicable to semi-annual reports on Form N-CSR.
Item 5. Audit Committee of Listed Registrants.
Not applicable to semi-annual reports on Form N-CSR.

Item 6. Schedule of Investments.
The complete schedule of investments for the Registrant is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to semi-annual reports on Form N-CSR. There have been no changes in any of the Portfolio Managers since the filing of the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal period ended May 31, 2018.

(b)	The Fund did not did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal period ended May 31, 2018.

Item 13. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman MLP Income Fund Inc.
By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: August 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: August 1, 2018

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: August 1, 2018